Exhibit 10.2 A

               FIRST AMENDMENT TO THE JULY 29, 1998 AMENDED AND
           RESTATED SHARE OPTION PLAN FOR DIRECTORS AND EXECUTIVE AND
                                KEY EMPLOYEES OF
                       TANGER FACTORY OUTLET CENTERS, INC.

         THIS FIRST AMENDMENT TO THE JULY 29, 1998 AMENDED AND RESTATED SHARE OPTION PLAN FOR DIRECTORS AND EXECUTIVE AND KEY EMPLOYEES OF TANGER FACTORY OUTLET CENTERS, INC. is adopted by resolution of the Board of Directors of Tanger Factory Outlet Centers, Inc. (the "Company").

         The Amended and Restated Share Option Plan for Directors and Executive and Key Employees of Tanger Factory Outlet Centers, Inc. is hereby amended in the following manner:

         1. The text of Section 2.1 is amended and restated as follows:

                  "Section 2.1.  Shares Subject to Plan.
                                 ----------------------

                           The shares  subject to Option shall be the  Company's
                  Common Shares. The aggregate number of such Common Shares which may be issued upon exercise of Options shall not exceed 2,250,000; provided that such aggregate number shall be reduced by one for each Unit of Partnership Interests that is issued pursuant to the exercise of Options under the July 29, 1998 Amended and Restated Unit Option Plan for Employees of Tanger Properties Limited Partnership."

         2. In all other respects, the Amended and Restated Share Option Plan for Directors and Executive and Key Employees of Tanger Factory Outlet Centers, Inc. shall continue in full force and effect.

         I hereby certify that the foregoing First Amendment to the July 29, 1998 Amended and Restated Share Option Plan for Directors and Executive and Key Employees of Tanger Factory Outlet Centers, Inc. was adopted by Tanger Factory Outlet Centers, Inc. on February 24, 2003.


                             /s/ Rochelle G. Simpson
                             Rochelle G. Simpson, Secretary

         I hereby certify that the foregoing First Amendment to the July 29, 1998 Amended and Restated Share Option Plan for Directors and Executive and Key Employees of Tanger Factory Outlet Centers, Inc. was duly adopted by the Shareholders of Tanger Factory Outlet Centers, Inc. on May 9, 2003.

                             /s/ Rochelle G. Simpson
                             Rochelle G. Simpson, Secretary